U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 20, 2010

EAGLE FORD OIL & GAS CORP.
__________________________________________________
(Exact Name of Small Business Issuer as Specified in its Charter)

NEVADA
________________________________________
(State or other Jurisdiction as Specified in Charter)

000-51656	75-2990007
(Commission file number)	(I.R.S. Employer Identification No.)

3315 Marquart St.
Suite 206
Houston, Texas 77027
_______________________________
(Address of Principal Executive Offices)

713-771-5500
____________________
(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 –CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OF OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

ELECTION OF DIRECTORS

On August 16, 2010, the Board of Directors of the Company adopted the following resolutions, effective as of August 17, 2010.

Samuel M. Skipper resigns as the Chairman of the Board

And the following appointments are made:

Richard H. Adams, Chairman of the Board
Samuel M. Skipper, Vice Chairman of the Board
Imran Maniar, Director

There are no arrangements or understandings between Mr. Adams, Mr. Skipper and Mr. Maniar and any other person pursuant to which he was selected as Chairman of the Board, Vice Chairman of the Board and Director, respectively. There are no family relationships between Mr. Skipper, Mr. Adams or Mr. Maniar or any director or other executive officer of the Company. The Company is not aware of any transaction in which Mr. Adams, Mr. Skipper or Mr. Maniar has an interest requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EAGLE FORD ENERGY OIL & GAS CORP.

Date: August 20, 2010	By:	/s/ Richard H. Adams
Name: Richard H. Adams
Title: Chairman of the Board